Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended June 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$7,579,253
Unrealized Gain (Loss) on Market Value of Futures	(4,064,445)
Interest Income	23,160
ETF Transaction Fees	3,150
Total Income (Loss)	$3,541,118

Expenses
Management Fees	$416,379
Brokerage Commissions	35,013
Professional Fees	32,201
Non-interested Directors' Fees and Expenses	8,054
Prepaid Insurance Expense	4,010
Total Expenses	$495,657
Net Income (Loss)	$3,045,461

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/14	$646,467,055
Additions (500,000 Shares)	30,312,665
Withdrawals (400,000 Shares)	(24,024,135)
Net Income (Loss)	3,045,461

Net Asset Value End of Month	$655,801,046
Net Asset Value Per Share (10,850,000 Shares)	$60.44

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended June 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$65,200
Unrealized Gain (Loss) on Market Value of Futures	53,438
Interest Income	145
Total Income (Loss)	$118,783

Expenses
Professional Fees	$5,040
Management Fees	2,236
Brokerage Commissions	160
Non-interested Directors' Fees and Expenses	53
Prepaid Insurance Expense	18
Total Expenses	7,507
Expense Waiver	(4,555)
Net Expenses	$2,952
Net Income (Loss)	$115,831

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/14	$4,216,952
Net Income (Loss)	115,831

Net Asset Value End of Month	$4,332,783
Net Asset Value Per Share (200,000 Shares)	$21.66

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended June 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(694)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(3)
Unrealized Gain (Loss) on Market Value of Futures	(68,395)
Unrealized Gain (Loss) on Foreign Currency Translations	19
Interest Income	94
Total Income (Loss)	$(68,979)

Expenses
Professional Fees	$1,800
Management Fees	1,375
Non-interested Directors' Fees and Expenses	33
Prepaid Insurance Expense	19
Brokerage Commissions	7
Total Expenses	3,234
Expense Waiver	(1,505)
Net Expenses	$1,729
Net Income (Loss)	$(70,708)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/14	$2,589,243
Net Income (Loss)	(70,708)

Net Asset Value End of Month	$2,518,535
Net Asset Value Per Share (100,000 Shares)	$25.19

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
United States Metals Index Fund
Monthly Account Statement
For the Month Ended June 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$4,913
Unrealized Gain (Loss) on Market Value of Futures	88,544
Interest Income	82
Total Income (Loss)	$93,539

Expenses
Professional Fees	$1,800
Management Fees	1,211
Brokerage Commissions	59
Non-interested Directors' Fees and Expenses	29
Prepaid Insurance Expense	20
Total Expenses	3,119
Expense Waiver	(1,541)
Net Expenses	$1,578
Net Income (Loss)	$91,961

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/14	$2,242,956
Net Income (Loss)	91,961

Net Asset Value End of Month	$2,334,917
Net Asset Value Per Share (100,000 Shares)	$23.35

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended June 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$7,648,672
Realized Trading Gain (Loss) on Foreign Currency Transactions	(3)
Unrealized Gain (Loss) on Market Value of Futures	(3,990,858)
Unrealized Gain (Loss) on Foreign Currency Translations	19
Interest Income	23,481
ETF Transaction Fees	3,150
Total Income (Loss)	$3,684,461

Expenses
Management Fees	$421,201
Professional Fees	40,841
Brokerage Commissions	35,239
Non-interested Directors' Fees and Expenses	8,169
Prepaid Insurance Expense	4,067
Total Expenses	509,517
Expense Waiver	(7,601)
Net Expenses	$501,916
Net Income (Loss)	$3,182,545

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/14	$655,516,206
Additions (500,000 Shares)	30,312,665
Withdrawals (400,000 Shares)	(24,024,135)
Net Income (Loss)	3,182,545

Net Asset Value End of Month	$664,987,281

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612